UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2007
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

500 Chesterfield Parkway
Malvern, PA		19355

(Address of principal executive offices)		(Zip Code)
Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 1.01 Entry Into a Material Definitive Agreement.
     On September 20, 2007, Liberty Property Limited Partnership (the “Partnership”) priced a public offering (the “Offering”) of $300,000,000 principal amount (the “Notes”) of its 6.625% Senior Notes due 2017. Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC (collectively, the “Underwriters”) acted as underwriters for the Offering. The Underwriting Agreement relating to the Offering is filed as Exhibit 1.1 to this Report. For additional information concerning the Notes, refer to the Form of Global Note and Form of Supplemental Indenture filed as Exhibits 4.1 and 4.2, respectively, to this Report.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit
Number	Exhibit Title

1.1	Underwriting Agreement, dated September 20, 2007, by and among Liberty Property Trust (the “Trust”), the Partnership and the Underwriters.

4.1	Form of Global Note Representing $300,000,000 Principal Amount of 6.625% Senior Notes due 2017.

4.2	Form of Supplemental Indenture between Liberty Property Limited Partnership and The Bank of New York Trust Company, N.A, as trustee, to be dated September 25, 2007.

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the securities.

8.1	Opinion of Wolf, Block, Schorr and Solis-Cohen LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, its sole
General Partner

By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel

Dated: September 24, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

1.1	Underwriting Agreement, dated September 20, 2007, by and among Liberty Property Trust (the “Trust”), the Partnership and the Underwriters.

4.1	Form of Global Note Representing $300,000,000 Principal Amount of 6.625 % Senior Notes due 2017.

4.2	Form of Supplemental Indenture between Liberty Property Limited Partnership and The Bank of New York Trust Company, N.A, as trustee, to be dated September 25, 2007.

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the securities.

8.1	Opinion of Wolf, Block, Schorr and Solis-Cohen LLP.